71026
                CONSENT FOR USE OF SIMILAR NAME


     On the _____ day of _______, 1997, the Board of Directors of Microcare, Inc., an Indiana corporation, passed the following resolution:

      RESOLVED, that Microcare, Inc. gives its consent to Pomeroy
Computer Resources, Inc., a Delaware corporation, for the use of the name Microcare, Inc.

                                MICROCARE, INC.



                                                              By:
________________________________
                                       Robert    L.   Versprille,
President

                             E-18
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